UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2024
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD DISCLOSURE

    On April 30, 2024, Pacific Premier Bancorp, Inc., a Delaware corporation (the “Company”) released its 2023 Corporate Social Responsibility Report, which is available from the Company’s website at www.ppbi.com.

The 2023 Corporate Social Responsibility Report reflects the Company’s progress on environmental, social, and governance (“ESG”) related matters, focusing on a wide range of critical issues, including climate risk, human capital, financial inclusion, and community development.

Key highlights in the 2023 Corporate Social Responsibility Report include information regarding:

•Addressing Climate Risk: The Climate Risk Working Group developed underwriting guidance for evaluating climate-related credit risks, enhancing our ability to identify climate risks across our portfolio.
•ESG Integration: We sourced and implemented an ESG module in our enterprise risk management platform.
•Operationalizing Strategy: We identified opportunities to streamline our data collection process and improve controls for ESG data quality, enhancing our reporting transparency and ensuring high standard of accuracy.
•Commitment to Sustainability: We materially reduced purchases of single-use cups, plates, and utensils in our offices, demonstrating our commitment to sustainability and waste reduction.
•Human Capital: We formed a Women in Leadership group focused on mentoring high-performing future
•women leaders in the Bank, promoting gender diversity and empowerment.
•Community Engagement: We achieved the highest level of volunteer and community engagement hours, totaling 10,800+, highlighting our dedication to community involvement and social responsibility.
•Financial Inclusion: We relaunched the FreshStart checking account to meet the needs of unbanked and underbanked individuals, promoting financial inclusion and accessibility.

Information contained in this Item 7.01 shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	April 30, 2024	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, Chief Executive Officer, and President